Right of use assets	12 Months Ended
Dec. 31, 2022
Right of use assets
Right of use assets

13. Right of use assets

When the Group leases an asset, a ‘right of use asset’ is recognised for the leased item and a lease liability is recognised for any lease payments to be paid over the lease term at the lease commencement date except for short-term leases (defined as leases with a lease term of 12 months or less) and leases of low value assets (defined as assets with an initial fair value less than approximately £10,000).

The right of use asset is initially measured at cost, being the present value of the lease payments paid or payable, plus any initial direct costs incurred in entering into the lease and less any lease incentives received. Non-lease components are accounted for separately from the lease components in plant and equipment leases but are not separately accounted for in land and buildings or vehicle leases.

Right of use assets where title is expected to pass to the Group at a point in the future are depreciated in a manner consistent to that for owned property, plant and equipment. In other cases, right of use assets are depreciated over the shorter of the useful life of the asset or the lease term. The lease term is the non-cancellable period of the lease plus any periods for which the Group is ‘reasonably certain’ to exercise any extension options. If right of use assets are considered to be impaired, the carrying value is reduced accordingly.

Lease liabilities are initially measured at the value of the lease payments over the lease term that are not paid at the commencement date and are usually discounted using the incremental borrowing rates of the applicable Group entity (the rate implicit in the lease is used if it is readily determinable). Lease payments included in the lease liability include both fixed payments and in-substance fixed payments during the term of the lease.

After initial recognition, the lease liability is recorded at amortised cost using the effective interest method. It is remeasured when there is a change in future lease payments or if the Group’s assessment of the lease term changes; any changes in the lease liability as a result of these changes also results in a corresponding change in the recorded right of use asset.

Right of use assets

	Land and buildings £m	Plant and equipment £m	Vehicles £m	Total £m
Net book value at 1 January 2021	97	5	14	116
Exchange adjustments	1	–	(1)	–
Additions	27	4	6	37
Depreciation	(27)	–	(8)	(35)
Disposals and write-offs	(10)	(8)	(1)	(19)
Net book value at 31 December 2021	88	1	10	99
Exchange adjustments	8	–	1	9
Additions	62	–	10	72
Depreciation	(30)	(1)	(7)	(38)
Net book value at 31 December 2022	128	–	14	142

The total cash outflow for leases amounted to £45m in 2022 (2021: £38m, 2020: £44m). The Group has lease commitments relating to leases that have not commenced at year end of £30m (2021: £1m). Refer to Note 19 ‘Borrowings’ for further details on the Group’s lease liabilities.